Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lesaka Technologies, Inc. (“Lesaka”) on Form 10-Q for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Chris G.B. Meyer and Naeem E. Kola, Group Chief Executive Officer and Group Chief Financial Officer, respectively, of Lesaka, certify, pursuant to 18 U.S.C. § 1350, that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lesaka.

Date: November 8, 2022	/s/: Chris G.B. Meyer
Name: Chris G.B. Meyer
Group Chief Executive Officer

Date: November 8, 2022	/s/: Naeem E. Kola
Name: Naeem E. Kola
Group Chief Financial Officer